UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2005

PLATINUM ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51553	14-1928384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Paragon Drive
Montvale, New Jersey 07645
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (845) 323-0434

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Platinum Energy Resources, Inc. (the “Company”) has been informed by Cantor Fitzgerald & Co. and Casimir Capital L.P., the representatives of the underwriters in the Company’s initial public offering, that separate trading of the common stock and warrants included in the units will commence on or about December 9, 2005. The Company’s common stock and warrants will be quoted on the OTC Bulletin Board under the symbols PGRI and PGRIW, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

     99.1 Press Release dated December 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM ENERGY RESOURCES, INC.

Dated: December 5, 2005
/s/ Barry Kostiner
Barry Kostiner
Chief Executive Officer